 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2006

Willowtree Advisor, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4902 Eisenhower Blvd., Suite 185
Tampa, FL 33634
(Address of principal executive offices) (zip code)

(813) 885-5998
(Registrant's telephone number, including area code)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On December 15, 2006, Willowtree Advisor, Inc. ("Registrant") notified Williams & Webster, P.S. ("Williams & Webster") that it was dismissing Williams Webster as its certifying accountant, effective immediately. The decision to dismiss the accountants was recommended and approved by Registrant's Board of Directors.

During the two fiscal years ended June 30, 2006 and 2005, and any subsequent period through December 15, 2006, (i) there were no disagreements between Registrant and Williams & Webster on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Williams & Webster would have caused Williams Webster to make reference to the matter in its reports on Registrant's financial statements, and (ii) except for Williams & Webster’s report on Registrant's financial statements for the years ended June 30, 2006 and 2005 which included an explanatory paragraph wherein they expressed substantial doubt about Registrant's ability to continue as a going concern, Williams & Webster's reports on Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended June 30, 2006 and 2005 and through December 15, 2006, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

(b) On December 15, 2006, Registrant engaged the firm of Wheeler, Herman, Hopkins & Lagor, P.A. to serve as its independent registered public accountants for the fiscal year ending June 30, 2007.

During the two fiscal years ended June 30, 2006 and 2005, and through December 15, 2006, the Company has not consulted with Wheeler, Herman, Hopkins & Lagor, P.A. regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrants' financial statements, and neither a written report was provided to Wheeler, Herman, Hopkins & Lagor, P.A. nor oral advice was provided that Wheeler, Herman, Hopkins & Lagor, P.A. concluded was an important factor considered by Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

On December 15, 2006, Registrant provided Williams & Webster with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Williams & Webster furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

16.1	Letter dated December 15, 2006, from Williams & Webster
addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willowtree Advisor, Inc.

Dated: December 20, 2006	By:	/s/ Chris Phillips
Name: Chris Phillips Title: Interim Chief Executive Officer, Chief Financial Officer